                                                                   EXHIBIT 23.3


                         [PRICEWATERHOUSECOOPERS LOGO]



                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in this Registration Statement on Form S-4 of Cingular Wireless LLC of our report dated March 9, 2001 relating to the combined financial statements of the BellSouth Domestic Wireless Group, which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

Atlanta, Georgia
July 1, 2002